Deposits from banks	12 Months Ended
Dec. 31, 2022
Deposits from banks [Abstract]
Deposits from banks
12 Deposits from banks
Deposits from banks includes non-subordinated deposits and repurchase agreements from banks.

Deposits from banks by type
	Netherlands		Rest of the world		Total
in EUR million	2022	2021	2022	2021	2022	2021
Non-interest bearing	86	570	315	321	400	891
Interest bearing	32,858	51,893	23,374	32,307	56,232	84,201
	32,943	52,463	23,689	32,629	56,632	85,092
Deposits from banks includes ING’s participation in the Targeted Longer-Term Refinancing Operations (TLTRO) of EUR 36.0 billion (2021: EUR 65.5 billion). 2022 includes the impact of an early repayment of EUR 29.5 billion of ING's TLTRO III participation.For the details of the applicable rates and impact on net interest income reference is made to Note 20 'Net interest income'.